   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 20, 1996

                                                      Registration No. 333-_____

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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                   BTG, INC.
             (Exact name of registrant as specified in its charter)

                                    VIRGINIA
                        (State or other jurisdiction of
                         incorporation or organization)

                                   54-1194161
                      (IRS employer identification number)

                             1945 OLD GALLOWS ROAD
                            VIENNA, VIRGINIA  22182
                                 (703) 556-6518
              (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

                            ------------------------

                   BTG, INC. 1995 EMPLOYEE STOCK OPTION PLAN
                     BTG, INC. DIRECTORS STOCK OPTION PLAN
          BTG, INC. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the Plans)

                            ------------------------

                               EDWARD H. BERSOFF
                                 C/O BTG, INC.
                             1945 OLD GALLOWS ROAD
                            VIENNA, VIRGINIA  22182
                                 (703) 556-6518

           (Name, address and telephone number of Agent for Service)

                                    Copy to:
                             DAVID B.H. MARTIN, JR.
                             HOGAN & HARTSON L.L.P.
                          555 THIRTEENTH  STREET, N.W.
                          WASHINGTON, D.C.  20004-1109
                                 (202) 637-6858

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

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                                              AMOUNT        PROPOSED MAXIMUM    PROPOSED MAXIMUM      AMOUNT OF
          TITLE OF SECURITIES                 TO BE          OFFERING PRICE     AGGREGATE OFFERING   REGISTRATION
            TO BE REGISTERED                REGISTERED       PER SHARE (1)          PRICE (1)           FEE
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
 Common Stock                                850,000             $13.56            $11,528,125        $3,975.22
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



(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended.

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
                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

                 The documents containing the information specified in Part I have been and/or will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference pursuant to Item 3 of Part II of this registration statement, taken together, constitute the prospectus as required by Section 10(a) of the Securities Act.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                 This registration statement registers additional shares of the Company's Common Stock for which a registration statement on Form S-8 relating to the Company's 1995 Employee Stock Option Plan and Amended and Restated Employee Stock Purchase Plan is effective. This registration statement hereby incorporates by reference the contents of such earlier registration statement on Form S-8 (File No. 33-97302). This registration statement also registers shares of the Company's Common Stock issuable in connection with the Company's Directors Stock Option Plan.

ITEM 3.          INCORPORATION OF DOCUMENTS BY REFERENCE.

                 BTG, Inc. (the "Company") hereby incorporates by reference into this registration statement the following documents filed by it with the
Commission:

                 (a) The Company's Registration Statement on Form S-8 (File No. 33-97302).

                 (b) The Company's report on Form 10-K for the 12 months ended March 31, 1996.

                 (c) The Company's quarterly report on Form 10-Q for the quarter ended June 30, 1996.

                 (d) The description of the Company's common stock ("Common Stock"), contained in the Company's registration statement on Form 8-A filed with the Commission on November 8, 1994 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 In addition, all documents and reports filed by the Company subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.          DESCRIPTION OF SECURITIES.

                 A description of the Company's Common Stock is incorporated by reference under
Item 3.

ITEM 5.          INTERESTS OF NAMED EXPERTS AND COUNSEL.

                 Not applicable.

ITEM 6.          INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                 Article 10 of the Company's Amended and Restated Articles of Incorporation provides that the Company will, to the fullest extent permitted by the laws of Virginia, indemnify an individual who is or was a director or officer of the Company and who was, is, or is threatened to be made a named defendant or respondent in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (collectively, a "proceeding"), against any obligation to pay a judgment, settlement, penalty, fine (including any excise tax assessed with respect to any employee benefit plan) or other liability and reasonable expenses (including counsel fees) incurred with respect to such a proceeding, except such liabilities and expenses as are incurred because of such director's or officer's willful misconduct or knowing violation of the criminal law.

                 Article 10 also provides that unless a determination has been made that indemnification is not permissible, the Company will make advances and reimbursements for expenses reasonably incurred by a director or officer in a proceeding as described above upon receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification.

                 Article 10 also provides that unless a determination has been made that indemnification under such Article 10 is permissible, the authorization of such indemnification (if applicable), and the evaluation as to the reasonableness of expenses in a specific case shall be made as provided by law. Special legal counsel selected to make determinations under such Article 10 may be counsel for the Company. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent will not of itself create a presumption that a director or officer acted in such a manner as to make him or her ineligible for indemnification.

                 For the purposes of Article 10, every reference to a director or officer includes, without limitation, (i) every individual who is a director or officer of the Company, (ii) an individual who, while a director or officer, is or was serving at the Company's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise,
(iii) an individual who formerly was a director or officer of the Company or who, while a director or officer, occupied at the request of the Company any of the other positions referred to in clause (ii) of this sentence, and (iv) the estate, personal representative, heirs, executors and administrators of a director or officer of the Company or other person referred to herein. Service as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise controlled by the Company shall be deemed service at the request of the Company. A director or officer shall be deemed to be serving an employee benefit plan at the Company's request if such person's duties to the Company also impose duties on or otherwise involve services by such person to the plan or to participants in or beneficiaries of the plan.

                 Section 13.1-704(B) of the Virginia Stock Corporation Act provides that a corporation may provide indemnification and make provision for advances and reimbursement of expenses so long as the party who is seeking indemnification, advances or reimbursement did not commit willful misconduct or a knowing violation of criminal law.

ITEM 7.          EXEMPTION FROM REGISTRATION CLAIMED.

                 Not applicable.

ITEM 8.          EXHIBITS.

                 Exhibit
                 Number           Description
                 -------          -----------

                 4.1 Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit No. 3.2 to the Company's Registration Statement on Form S-1 (File No. 33-85854)).

                 4.2 Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit No. 3.4 to the Company's Registration Statement on Form S-1 (File No. 33-85854)).

                 4.3 Specimen of Common Stock Certificate of the Company (incorporated by reference toExhibit No. 4.3 to the Company's Registration Statement on Form S-8 (File No. 33-97302)).

                 4.4 BTG, Inc. 1995 Employee Stock Option Plan, as amended.

                 4.5 BTG, Inc. Directors Stock Option Plan (incorporated by reference to Exhibit No.
                                  10.10 to the Company's Annual Report on Form
                                  10-K for the year ended March 31, 1996).

                 4.6              BTG, Inc. Amended and Restated Employee Stock
                                  Purchase Plan.

                 5 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered.

                 23.1 Consent of Hogan & Hartson L.L.P. (included in Exhibit 5).

                 23.2             Consent of KPMG Peat Marwick LLP.

                 24 Power of Attorney (included on the signature pages hereof).

ITEM 9.          UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

                          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                                  (i)      To include any prospectus required
                          by Section 10(a)(3) of the Securities Act;

                                  (ii)     To reflect in the prospectus any
                          facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                                  (iii)    To include any material information
                          with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                          provided, however, that paragraphs (a)(1)(i) and
                 (a)(1)(ii) do not apply if the registration statement is on Form S-3, or Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
                 Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a director, officer or controlling person in successful defense of any action , suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Virginia, on August 20, 1996.


                                BTG, INC.



                                By:   /S/  Edward H. Bersoff
                                      Edward H. Bersoff
                                      President, Chief Executive Officer and
                                        Chairman of the Board


                               POWER OF ATTORNEY

                 Know all men by these presents, that each individual whose signature appears below constitutes and appoints Edward H. Bersoff, John M. Hughes and Deborah Fox, and each of them, his or her true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") relating to a registration of shares of common stock on Form S-8 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of the 20th day of August, 1996:

/s/ EDWARD H. BERSOFF                              President, Chief Executive Officer and Chairman of the Board
- -----------------------------------------------
                 Edward H. Bersoff


/s/ JOHN M. HUGHES                                 Vice President and Chief Financial Officer (principal financial
- -----------------------------------------------    officer & principal accounting officer)
                   John M. Hughes


/s/ RUTH M. DAVIS                                  Director
- -----------------------------------------------
                   Ruth M. Davis


/s/ JAMES V. KIMSEY                                Director
- -----------------------------------------------
                  James V. Kimsey

/s/ ALAN G. MERTEN                                 Director
- -----------------------------------------------
                   Alan G. Merten


/s/ RAYMOND TATE                                   Director
- -----------------------------------------------
                    Raymond Tate


/s/ RONALD L. TURNER                               Director
- -----------------------------------------------
                  Ronald L. Turner


/s/ DONALD M. WALLACH                              Director
- -----------------------------------------------
                 Donald M. Wallach